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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 21, 2002



                   BEAR STEARNS ASSET-BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56242                  13-3836437
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


     383 Madison Avenue                                             10179
     New York, New York                                           (Zip Code)
   (Address of Principal
     Executive Offices)







       Registrant's telephone number, including area code: (212) 272-2000

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Bear Stearns Asset-Backed Securities, Inc. registered issuances of up to $3,900,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2002-1 (the "Trust") issued approximately $320,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), on March 21, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of March 1, 2002, between Bear Stearns Asset-Backed Securities, Inc., American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and JPMorgan Chase Bank, in its capacity as trustee and collateral agent (the "Trustee"). The Certificates consist of six classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "ClassA-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates"), the Class A-4 Certificates (the "Class A-4 Certificates"), the Class A-5 Certificates (the "Class A-5 Certificates"), the Class A-IO Certificates (the "Class A-IO Certificates", and, collectively with the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, the "Class A Certificates") and two classes of subordinated Certificates (the "Class X Certificates" and the "Class R Certificates"). Only the Class A Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates is adjustable. The Pass-Through Rates for the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-IO Certificates are 4.04%, 4.75%, 5.61%, 6.51 and 10.00% per annum, respectively.

                  The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 and the Class A-5 Certificates have original Certificate Principal Balances of $107,527,000, $38,958,000, $57,167,000, $63,457,000 and $52,891,000 respectively. The Class A-IO
Certificates has an original notional amount of $32,000,000. No principal will be paid on the Class A-IO Certificates.

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                  As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated February 15,2002 and the Prospectus Supplement dated February 15, 2002 filed pursuant to Rule 424(b) (5) of the Act on March 14, 2002.

                  Item 7. Financial Statements, Pro Forma Financial Information
                          and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated February 15, 2002, between Bear Stearns Asset-Backed Securities, Inc. and Bear Stearns & Co.

         1.2 Indemnification Agreement, dated as of February 15, 2002, among Bear Stearns & Co., Morgan Stanley & Co. Incorporated and Ambac Assurance Corporation.

         4.1 Pooling and Servicing Agreement, dated as of March 1, 2002, between Bear Stearns Asset-Backed Securities, Inc., American Business Credit, Inc., as servicer, and JPMorgan Chase Bank, as trustee and collateral agent.

         4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2002, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, American Business Mortgage Services, Inc., Bear Stearns Asset-Backed Securities, Inc. and ABFS 2002-1, Inc.

         8.1 Opinion of Dewey Ballantine LLP, special counsel to American Business Financial Services, Inc. regarding certain tax matters.

         10.1     Certificate Insurance Policy, dated March 21, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                       As Depositor and on behalf of ABFS
                                       Mortgage Loan Trust 2002-1
                                       Registrant


                                   By:  /s/ Joseph T. Jurkowski
                                       ----------------------------------------
                                       Name: Joseph T. Jurkowski
                                       Title: Vice President




Dated: March 21, 2002



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                                  EXHIBIT INDEX


Exhibit No.     Description
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      1.1       Underwriting Agreement, dated February 15, 2002, between Bear
                Stearns Asset-Backed Securities, Inc. and Bear Stearns & Co.

      1.2 Indemnification Agreement, dated as of February 15, 2002, among Bear Stearns & Co., Morgan Stanley & Co. Incorporated and Ambac Assurance Corporation.

      4.1 Pooling and Servicing Agreement, dated as of March 1, 2002, between Bear Stearns Asset-Backed Securities, Inc., American Business Credit, Inc., as servicer, and JPMorgan Chase Bank, as trustee and collateral agent.

      4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2002, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, American Business Mortgage Services, Inc., Bear Stearns Asset-Backed Securities, Inc. and ABFS 2002-1, Inc.

      8.1 Opinion of Dewey Ballantine LLP, special counsel to American Business Financial Services, Inc. regarding certain tax matters.

      10.1      Certificate Insurance Policy, dated March 21, 2002.